                                                                                                                        Exhibit 99.1

                                        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                                  FOR THE YEAR ENDED MARCH 31, 2004
                                                             (UNAUDITED)

                                  MTM TECHNOLOGIES, INC     NETWORK       VECTOR GLOBAL SERVICES, INC.   PRO FORMA        PRO FORMA
                                   AND SUBSIDIARIES(a)  CATALYST, INC.(b)    AND SUBSIDIARIES (C)       ADJUSTMENTS        COMBINED
                                    (MARCH 31, 2004)   (DECEMBER 31, 2003)   (MARCH 31, 2004)
                                     ----------------- --------------- --------------------------------------------  --------------
NET REVENUES:
Products                               $ 38,976,121     $ 24,346,558             35,005,738                          $   98,328,417
Services                                 13,288,148        7,545,338             14,593,707                              35,427,193
                                     ----------------- --------------- --------------------------------------------  --------------
                                         52,264,269       31,891,896             49,599,445                             133,755,610
                                     ----------------- --------------- --------------------------------------------  --------------
COSTS AND EXPENSES:
Cost of products sold                    37,756,828       21,392,596             29,777,874                              88,927,298
Cost of services provided                12,103,374        5,877,849              7,759,472                              25,740,695
Selling, general and                     10,025,596        4,382,383             13,353,012                              27,760,991
  administrative expense             ----------------- --------------- --------------------------------------------  --------------

                                         59,885,798       31,652,828             50,890,358                             142,428,984
                                     ----------------- --------------- --------------------------------------------  --------------

Other Income                                  6,431               -                     101                                   6,532

Interest (income) expense                   493,759          310,936                (26,184)            5,743,877 (A)     6,522,388
                                     ----------------- --------------- --------------------------------------------  --------------
NET (LOSS)                             $ (8,108,857)    $    (71,868)          $ (1,264,628)        $  (5,743,877)   $  (15,189,230)
                                     ================= =============== ============================================  ===============

Net (loss) per common share:
     Basic and diluted                 $      (1.72)                                                                 $        (2.69)
                                     =================                                                               ==============

Weighted average number of
  common shares outstanding:
     Basic and diluted                    4,723,052                                                      500,000 (B)      5,656,892
                                                                                                         433,840 (C)

(a) Represents historical financial statement of MTM Technologies, Inc. as of March 31, 2004 derived from the consolidated financial statements included in MTM Technologies, Inc. Annual Report on Form 10-K for the year ended March 31, 2004.

(b) Represents historical financial data of Network Catalyst, Inc. derived from the audited financial statements of Network
Catalyst, Inc. for the twelve months ended December 31, 2003.

(c) Represents historical financial data of Vector Global Services, Inc. derived from the financial statements of Vector Global
Services, Inc. for the twelve months ended March 31, 2004.

(A) Represents non-cash debt discount amortization and interest expense related to the $10,000,000 Convertible Subordinated
Promissory Notes investment by Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P. and
Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC
Partners II, LLC, as if the transaction took place at the beginning of the period shown.

(B) Represents the stock consideration given as part of the Network Catalyst, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

(C) Represents the stock consideration given as part of the Vector Global Services, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

                                        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                             FOR THE NINE MONTHS ENDED DECEMBER 31, 2004
                                                             (UNAUDITED)

                                          MTM TECHNOLOGIES,                        VECTOR GLOBAL
                                              INC. AND           NETWORK         SERVICES, INC. AND       PRO FORMA      PRO FORMA
                                          SUBSIDIARIES (A)  CATALYST, INC. (B)     SUBSIDIARIES (C)      ADJUSTMENTS      COMBINED
                                          ----------------  ------------------  --------------------    -------------   ------------
NET REVENUES:
Products                                       46,943,080          10,943,974            15,723,649                      73,610,703
Services                                       16,703,202           4,576,386             6,457,564                      27,737,152
                                          ----------------  ------------------  --------------------                    ------------
                                               63,646,282          15,520,360            22,181,213                     101,347,855
                                          ----------------  ------------------  --------------------                    ------------
COSTS AND EXPENSES:
Cost of products sold                          42,518,098           9,863,135            12,898,599                      65,279,832
Cost of services provided                      10,961,942           3,436,077             3,499,797                      17,897,816
Selling, general and administrative            12,822,494           2,023,539             5,717,954                      20,563,987
  expenses
                                          ----------------  ------------------  --------------------                    ------------
                                               66,302,534          15,322,751            22,116,350                     103,741,635
                                          ----------------  ------------------  --------------------                    ------------

Other Income                                                                                 (1,000)                         (1,000)
Income tax expense (benefit)                                                                                              -
Interest expense (income)                       1,458,604             129,565               (17,509)     4,663,003 (A)    6,233,663
                                          ----------------  ------------------  --------------------    -------------   ------------
NET (LOSS) INCOME                              (4,114,856)             68,044                83,372     (4,663,003)      (8,626,443)
                                          ================  ==================  ====================    =============   ============

Net (loss) income per common share:
     Basic and diluted                     $        (0.76)                                                              $     (1.36)
                                          ================                                                             =============

Weighted average number of common
  shares outstanding:
     Basic and diluted                          5,399,890                                                  500,000 (B)    6,333,730
                                          ================                                                             =============
                                                                                                           433,840 (C)

(a) Represents historical balance sheet of MTM Technologies, Inc. as of December 31, 2004 derived from the consolidated financial statements included in MTM Technologies, Inc. Quarterly Report on Form 10-Q for the nine months ended December 31, 2004.

(b) Represents historical financial data of Network Catalyst, Inc. for the period beginning April 1, 2004 though the date of acquisition.

(c) Represents the historical finacial data of Vector Global Services, Inc.and Subsidiaries as of December 31, 2004 derived from the financial records of Vector for the Period beginning April 1, 2004 through the date of acquisition.

(A) Represents non-cash debt discount amortization and interest expense related to the $10,000,000 Convertible Subordinated
Promissory Notes investment by Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P. and
Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC
Partners II, LLC, as if the transaction took place at the beginning of the period shown.

(B) Represents the stock consideration given as part of the Network Catalyst, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

(C) Represents the stock consideration given as part of the Vector Global Services, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

                                        PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                             FOR THE NINE MONTHS ENDED DECEMBER 31, 2003
                                                             (UNAUDITED)

                                           MTM TECHNOLOGIES,                       VECTOR GLOBAL
                                               INC. AND         NETWORK          SERVICES, INC. AND        PRO FORMA       PRO FORMA
                                           SUBSIDIARIES (A)  CATALYST, INC. (B)    SUBSIDIARIES (C)       ADJUSTMENTS       COMBINED
                                           ----------------- ------------------  --------------------    -------------   -----------
Net Revenues:
Products                                         30,572,749         18,652,616             24,785,569                    74,010,934
Services                                         13,335,272          5,745,415             10,814,350                    29,895,037
                                           ----------------- ------------------  --------------------                    -----------
                                                 43,908,021         24,398,031             35,599,919                   103,905,971
                                           ----------------- ------------------  --------------------                    -----------
Costs and expenses:
Cost of products sold                            29,065,168         16,699,210             20,987,082                    66,751,460
Cost of services provided                         8,961,483          4,512,312              5,725,077                    19,198,872
Selling, general and administrative
  expenses                                        7,633,823          3,221,465             10,124,408                    20,979,696
                                           ----------------- ------------------  --------------------                    -----------
                                                 45,660,474         24,432,986             36,836,567                   106,930,027
                                           ----------------- ------------------  --------------------                    -----------

Other (Income)                                       (5,606)               -                     (101)                       (5,707)
Income tax expense (benefit)                                                                                                    -
Interest expense (income)                           330,431            285,040                (18,520)    5,743,877 (A)   6,340,828
                                           ----------------- ------------------  --------------------    -------------   -----------
NET (LOSS) INCOME                                (2,077,278)          (319,995)            (1,218,027)   (5,743,877)     (9,359,177)
                                           ================= ==================  ====================    =============   ===========

Net (loss) income per common share:
     Basic and diluted                              $ (0.44)                                                                $ (1.65)
                                           =================                                                             ===========

Weighted average number of common shares
  outstanding:
     Basic and diluted                            4,723,052                                                 500,000 (B)   5,656,892
                                           =================                                                             ===========
                                                                                                            433,840 (C)

(a) Represents historical balance sheet of MTM Technologies, Inc. as of December 31, 2003 derived from the consolidated financial statements included in MTM Technologies, Inc. Quarterly Report on Form 10-Q for the nine months ended December 31, 2004.

(b) Represents historical financial data of Network Catalyst, Inc. as of December 31, 2003 derived from the financial records of
Network Catalyst, Inc. for the nine months ended December 31, 2003.

(c) Represents the historical finacial data of Vector Global Services, Inc. and Subsidiaries as of December 31, 2003 derived from the financial records of Vector for the nine months ended December 31, 2003.

(A) Represents non-cash debt discount amortization and interest expense related to the $10,000,000 Convertible Subordinated
Promissory Notes investment by Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P. and
Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC
Partners II, LLC, as if the transaction took place at the beginning of the period shown.

(B) Represents the stock consideration given as part of the Network Catalyst, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

(C) Represents the stock consideration given as part of the Vector Global Services, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.